January 2026 Corporate Presentation Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of focal onset seizures, primary generalized tonic-clonic seizures, and bipolar mania, including the initiation, timing, progress and results of the ongoing and planned clinical trials; expectations for the efficacy, tolerability, and commercial potential of RAP-219; the potential multi-billion dollar market opportunity for RAP-219 in focal onset seizures, if approved; expectations for the development of a long-acting injectable formulation of RAP-219; the prioritization of the Company’s α6β4 program, including the development candidate’s potential in chronic pain and migraine and the Company’s IND-enabling activities; the deferral of further investment in the RAP-219 diabetic peripheral neuropathic pain program; the potential of Rapport’s RAP technology platform; and expectations for Rapport’s uses of capital, including its cash runway into the second half of 2029. Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Disclaimer 2

Leadership with track record of innovation and expertise

Management Team



David Bredt, M.D., Ph.D.
Founder, Chief Scientific Officer
20+ years neuroscience drug discovery experience; Former Global Head of Neuroscience discovery, Janssen Global Services
Johnson&Johnson, Lilly



Abe Ceesay[1]
Chief Executive Officer
15+ years commercial and executive leadership experience; Former President, Cerevel Therapeutics cerevel, Ironwood, genzyme, TIBURIO THERAPEUTICS, scPharmaceuticals



Cheryl Gault
Chief Operating Officer
20+ years corporate strategy and corporate development experience cyclerion, Ironwood, genzyme



Troy Ignelzi
Chief Financial Officer
25+ years financial leadership experience in biotech and pharma sectors
KARUNA THERAPEUTICS, scPharmaceuticals, Lilly, CINCOR, ESPERION



Jeff Sevigny, M.D.
Chief Medical Officer
15+ years translational and clinical drug development
Lilly, Prevail THERAPEUTICS, Biogen, NOVARTIS, MERCK



Kathy Wilkinson
Chief People Officer
15+ years of human resources experience in biotech
bluebirdbio, 2seventybio, Bristol Myers Squibb



Swamy Yeleswaram, Ph.D.
Chief Development Officer
25+ years drug discovery experience; Founding scientist of Incyte
Incyte, Bristol Myers Squibb

Board of Directors

Steve Paul, M.D.
Founder and Board Chair
Venture Partner, Third Rock Ventures

James Healy, M.D., Ph.D.
Director
Managing Partner, Sofinnova Investments

Reid Huber, Ph.D.
Director
Partner, Third Rock Ventures; CEO, Merida Biosciences

John Maraganore, Ph.D.
Director
Former Founding CEO, Alnylam

Robert Perez
Director
Operating Partner, General Atlantic; Former CEO, Cubist Pharmaceuticals; Founder and Chairman, Life Science Cares

Raymond Sanchez, M.D.
Director
Senior Advisor, Bain Life Sciences; Former CMO, Cerevel Therapeutics

Paul Silva
Director
Former Chief Accounting Officer, Vertex Pharmaceuticals

Wendy Young, Ph.D.
Director
Former Head of Small Molecule Drug Discovery, Genentech

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[1] Employee director.

3

Small molecule precision medicines for patients with neurological and psychiatric disorders

Strong Foundation and Differentiated Precision Approach

Company builders with industry-proven leadership

Differentiated pharmacology we believe promotes **high selectivity and specificity**

Distinct profile with transformative potential across neurological and psychiatric disorders

Robust Clinical and Discovery Pipeline

Potential **first-in-class programs** targeting receptor associated proteins (RAPs)

Clinical stage lead program with pipeline-in-a-product potential

Medicinal chemistry-enabled **discovery portfolio** unlocks regenerative pipeline

Global IP portfolio with worldwide rights

RAP-219: Pipeline-in-a-Product with Multiple Potential Catalysts

Novel forebrain restricted TARPγ8 AMPAR modulator

Robust Phase 2a clinical data in **drug-resistant focal onset seizures (FOS)**; Expect to initiate Phase 3 program in Q2 2026

Expanding epilepsy portfolio to **primary generalized tonic-clonic seizures** (PGTCS)

Bipolar mania Phase 2 topline results expected in 1H 2027

Well Financed

Strong financial position with **$513 million** as of September 30, 2025[1]

Cash runway expected to fund operations into 2H 2029

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TARPγ8: transmembrane AMPA regulatory protein gamma-8; AMPAR: α-Amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid (AMPA) receptors.

[1] Includes cash, cash equivalents, and short-term investments, excluding restricted cash.

4

Advancing precision therapeutics aimed at solving long-standing challenges in neuromedicine

Conventional CNS Drug Discovery

- ✗ Drugs interact with receptors that are ubiquitous in the brain and body
- ✗ Drugs not designed with precision for disease-specific neuroanatomic sites / receptors
- ✗ Drug interactions and adverse events lead to noncompliance and discontinuation
- ✗ Drug discovery with conventional approaches (lacking RAPs) can miss high potential, previously unexplored targets

The Potential of RAPs

- ✓ RAPs are components of the broader neuronal receptor complexes and play critical roles in regulating receptor assembly and function
- ✓ RAPs serve as unique binding sites targetable by novel pharmacophores designed for increased selectivity, providing neuroanatomical specificity
- ✓ RAPs can enable differentiated pharmacology and potentially provide favorable efficacy, safety, and administration profiles
- ✓ RAPs can "unlock" drug targets previously inaccessible to study in vitro, allowing for potentially first-in-class drug discovery programs

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Precision neuroscience pipeline with opportunity to address large market opportunities

Program	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Next Expected Milestone
RAP-219 TARPγ8 AMPAR	Focal Onset Seizures					Phase 3 Initiation 2Q 2026
	Primary Generalized Tonic-Clonic Seizures					Phase 3 Initiation 1H 2027
	Bipolar Mania					Topline Results 1H 2027
	Long-Acting Injectable					IND-enabling Activities 1Q 2026 Phase 1 Topline Results (PK) 2027
nAChR	α6β4 Chronic Pain & Migraine					Phase 1 Trial Initiation
	α9α10 Hearing/Vestibular Disorders					Development Candidate Nomination

AMPAR – α-Amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid (AMPA) receptor; nAChR – nicotinic acetylcholine receptor; PK – pharmacokinetics; IND – Investigational New Drug Application

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RAP-219 pipeline-in-a-product supports long term growth runway

Focal Onset Seizures

1.8 million patients
~$15B market[a]

Primary Generalized Tonic-Clonic Seizures

~0.8 million patients ~$7B market[a]

Bipolar Mania

~1.5 million patients
~$40B market

Long-acting Injectable

Durable revenue across all indications

Extends exclusivity into late 2040s

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[a] Based on 30-40% of patient population that is drug-resistant (those who continue to experience recurring seizures despite taking two or more antiseizure medications)

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Unmet need in epilepsy highlights limitations of current antiseizure medications


3.0M
U.S. Epilepsy Patients
(ages 18+)

60%
1.8M Focal Onset Seizure Patients

30-40%
Drug-resistant[a]

~$15B market

Limitations of Antiseizure Medications (ASMs)

Limited Efficacy: Despite over 30 FDA approved ASMs, 30-40% of patients are still drug-resistant[a]

Tolerability Issues: Burdensome side-effects, such as sedation, ataxia, and cognitive problems

Potential for Serious Adverse Events: Such as severe cutaneous reactions, serious hematological disorders, and hepatic failure

Risk of Breakthrough Seizures: Missing doses of medicines with short half-lives create potential for breakthrough seizures[b]

Complicated Administration: Long titration, drug-drug interactions, overlapping mechanisms, and lab monitoring

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[a] Drug-resistant patients are those who continue to experience recurring seizures despite taking two or more ASMs; [b] Source: Epilepsy Foundation.
ASM – antiseizure medication

8

RAP-219 selectively binds to TARPγ8, representing a potential first-in-class precision medicine for neurological and psychiatric disorders AMPA type glutamate receptors at excitatory synapses can mediate the initiation and propagation of seizures AMPAR target is clinically validated for the treatment of focal onset and generalized seizures AMPA Receptors (AMPAR) in Epilepsy Pre-synaptic neuron Post-synaptic neuron Na+ channel Action potential glutamate Ca2+ channel AMPAR Na+ Transmitter release Ca2+ Na+ EPSP K+ channel Depolarization Na+ TARPs regulate the trafficking, subcellular localization and gating of AMPA receptors GluA1 GluA2 TARP8 Cryogenic Electron Microscopy of GluA1/2 + TARPγ8 Complex 9

RAP-219 target, TARPγ8, is selectively expressed in brain regions where focal onset seizures originate

Focal Onset Seizure Origination and Propagation



Cerebral cortex
Hippocampus
Amygdala
Mesial temporal lobe (MTL)
Cerebellum
Brainstem

TARPγ8 Clinical PET[a]



4.9
High expression
V_T
Low expression
0.5
High expression in the neocortex and mesial temporal lobe, where nearly all seizures originate
Low expression in hindbrain

MTL and cerebral cortex are the key brain areas associated with focal onset seizures

PET results confirm TARPγ8 is highly expressed in the MTL and neocortex

[a] Greene et al, American Epilepsy Society (AES) 2025 Annual Meeting, Poster #3.355.

10

Robust activity of RAP-219 across a broad array of seizure models established our early confidence

Corneal Kindling Responders and Rotarod Failures in Mice



100
90
80
70
60
50
40
30
20
10
0
Corneal Kindling and Rotarod Failures (%)
% Corneal Kindling Responders
% Rotarod Failures
1
10
100
1000
RAP-219 Plasma Concentration (ng/mL)

Epilepsy Model	
Corneal kindling – mouse[a]	✓
PTZ - mouse[a]	✓
Rotarod[a]	✓
Amygdala kindling – mouse	✓
Hippocampal kindling – mouse	✓
6Hz stimulation – mouse	✓
Frings audiogenic seizure – mouse	✓
GAERS absence epilepsy – rat	✓

Robust, dose-dependent seizure protection observed in gold-standard preclinical model

Robust activity observed across a broad array of preclinical focal and generalized seizure models[b]

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[a]Used RAP-219; where not noted, used other TARPg8 NAM. PTZ – pentylenetetrazol; activity not seen in MES model, consistent with performance of levetiracetam and some other effective ASMs;

11

RAP-219 dose-exposure-RO relationship Human PET RO data support lower dose levels, potentially increasing dose flexibility Preclinical models demonstrated maximal seizure protection at 50-70% RO (green band) Human target RO (50-70%) achieved at doses/exposures lower than predicted from animal models (as low as 0.25 mg), and lower than the dose being used in Phase 2a FOS trial, potentially affording greater flexibility in dose selection Phase 2a dose (green line) achieves target RO within 5 days and > 80% RO by day 28 Simulated RO Based on Phase 1 PK and PET RO Data RO: Receptor occupancy. *Trough values calculated based on non-parametric superposition using data from Phase 1 trials 85% RO 80% RO 70% RO 60% RO 50% RO RAP-219 Trough* Concentration (ng/mL) 0.75 mg x 5 days, 1.25 mg/day x 23 days 0.75 mg x 28 days 0.25 mg x 28 days 12

RAP-219 in Focal Onset Seizures 13

Phase 2a proof-of-concept trial in FOS patients with an objective electrographic biomarker for clinical seizure reduction FDA-approved device for patients with drug-resistant focal onset seizures Two probes implanted into regions of the brain known to have epileptiform activity Probes continuously detect and record epileptiform activity, including long episodes (LEs) & stimulate the region to attenuate seizure activity ASMs resulting in a ≥ 30% reduction in LEs were associated with a ≥ 50% reduction in clinical seizuresa a Gammaitoni et al, American Epilepsy Society (AES) 2024 Annual Meeting, Poster #1.494. Neuropace RNS System® 14

Phase 2a trial in drug-resistant focal onset seizure patients


12-week Pre-treatment Period
8-week Open-Label Treatment Period
8-week Follow-up Period
8-week Retrospective Baseline
4-week Prospective Baseline
0.75 mg x 5 days then 1.25 mg QD
RAP-219 Washout
Clinical Seizure Baseline[a]
Start of Treatment
End of Treatment
End of Trial
Long Episode (LE) Baseline[b]

Key Entry Criteria

1. Drug-resistant focal onset seizures
2. RNS® probe implanted in seizure onset zone within mesial temporal lobe (MTL) ≥15 months before screening
3. Stable RNS System settings and other therapies
4. ≥16 LEs during 8-week retrospective review period
5. ≥1 clinical seizure reported during 8-week retrospective review period
6. >50% concordance between LEs and electrographic seizures

Key Endpoints

- **LE reduction** (power determinations based on this outcome measure)
  - Proportion of patients with ≥30% reduction compared with LE baseline
  - Median percent change from LE baseline
- **Clinical seizure reduction**
  - Proportion of patients with ≥50% reduction compared with pre-treatment baseline; proportion of patients who achieved seizure freedom
  - Median percent change from baseline

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[a] Patients with no clinical seizures during the prospective baseline period were allowed to enter the treatment period.
[b] LE baseline was defined as the 12 weeks preceding the initiation of treatment (the combination of the 8-week retrospective, and 4-week prospective baseline periods)
LE – long episode; MTL – mesial temporal lobe; RNS System – responsive neurostimulator; QD – once daily

15

Patient disposition and analysis populations

38 Assessed for Eligibility

8 Excluded
- Did not meet eligibility criteria (n=7)
- Adverse event (n=1)

30 Dosed with RAP-219

4 Discontinued Treatment
- Adverse event (n=3)
- Other (n=1)

26 Completed Treatment Period

Analysis Populations

→ **Safety population (N = 30)**

→ **mITT population for LE efficacy (N = 27)**
- Safety population minus 2 patients with <3 weeks of treatment and 1 patient with RNS setting change

→ **mITT-CS population for clinical seizure efficacy (N=25)**
- mITT population minus 2 patients who did not have clinical seizures during prospective baseline

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mITT – patients with ≥3 weeks or treatment, ≥70% adherence, and no RNS system detection or stimulation setting changes. mITT-CS – mITT with clinical seizures in prospective baseline.
LE – long episode; RNS System – responsive neurostimulator.

16

Patient demographic and baseline characteristics Highly drug-resistant FOS patients are representative of those in registrational trials a ASMs in ≥20% of patients. ASM – maintenance baseline antiseizure medication; FOS – focal onset seizures; RNS System – responsive neurostimulator; SD – standard deviation; MTL – mesial temporal lobe Safety Population N=30 Age, years; mean (SD) 40.1 (10.4) Age at first seizure, years; mean (SD) 16.6 (9.4) Sex, male; n (%) 18 (60%) Years since RNS implantation; median (range) 4.6 (2-11) Number of patients with a lead outside of MTL (n) 5 No. of concomitant ASMs Median (range) 3 (1-4) 1, n (%) | 2, n (%) | 3, n (%) | 4, n (%) 2 (7%) | 7 (23%) | 14 (47%) | 7 (23%) Most frequently used ASMsa, n (%) Lamotrigine 15 (50%) Levetiracetam 12 (40%) Cenobamate 11 (37%) Zonisamide 9 (30%) Clobazam 7 (23%) Lacosamide 7 (23%) 17

FOS efficacy analyses Efficacy analyses for 8-week treatment period: mITT population (N=27) for long episodes mITT-CS population (N=25) for clinical seizures 8-week follow-up period currently ongoing; full data will be presented at future medical meetings 18

Primary endpoints achieved with high statistical significance

71% reduction in long episodes (LEs); 85.2% responder rate (≥30% LE reduction)



Percent Change
Responder Analysis
LE Median Percent Reduction[a]
100
80
60
40
20
0
P=0.0001
71.0%
Proportion of Patients
P<0.0001
85.2%
81.5%
48.1%
7.4%
≥30%[b]
≥50%[c]
≥75%[c]
100%[c]
LE Response Threshold
Weeks 1-8, N=27

48 LEs at baseline (median, per 28 days); 92% electrographic seizure / LE concordance[d]

[a] Median percent change statistical comparison used the Wilcoxon signed rank test to determine if the % change in LE was greater than 0%. [b] Responder analysis statistical comparison was based on a one-sample exact test to determine whether the proportion of responders is >10%. [c] Statistical comparisons were not made for other cut points. 95% confidence intervals for responder analysis -- Clopper-Pearson exact binomial: ≥50%, (61.9, 93.7); ≥75%, (28.7, 68.1); 100%, (0.9, 24.3). [d] Concordance at baseline was determined by an independent epileptologist reviewer.

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19

Clinical seizure secondary endpoints achieved with statistical significance

77.8% clinical seizure reduction; 72% achieved clinically meaningful response (≥50% reduction)


Percent Change
P=0.01
77.8%
CS Median Percent Reduction[a]
100
80
60
40
20
0
Weeks 1-8, N=25
Responder Analysis
P<0.0001
72.0%
P<0.0001
56.0%
P<0.0001
24.0%
Seizure Freedom (weeks 1-8)
Proportion of Patients
≥50%[b]
≥75%[c]
100%[d]
CS Response Threshold

10 clinical seizures at baseline (median, per 28 days)

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[a] Statistical comparison for median percent change used the Wilcoxon signed-rank test to determine if the median % reduction from baseline in CS was greater than 20%. Responder analysis statistical comparison is based on a one sample exact test to determine whether the proportion of responders is, (b) >20%; (c) >7%; (d) >1.5% for the 50% responder, 75% responder, and seizure freedom groups, respectively. CS – clinical seizures.

20

Clinically meaningful improvement demonstrated, regardless of baseline disease severity Long Episode Responder Rates Response Threshold Response Threshold Response Threshold Response Threshold Proportion of Patients Proportion of Patients Proportion of Patients Proportion of Patients ≤48 Long Episodes N=14 >48 Long Episodes N=13 ≤10 Clinical Seizures N=13 >10 Clinical Seizures N=12 Responder Rates by Baseline Severity Clinical Seizure Responder Rates 21 Nolan et al, American Epilepsy Society (AES) 2025 Annual Meeting.

RAP-219 reduced LEs and clinical seizures similarly during early and late treatment periods Effect of RAP-219 During Treatment Weeks 1-4 and 5-8 Long Episode Reduction Clinical Seizure Reduction Time Period Time Period Median Percent Reduction Median Percent Reduction 22 Motley et al, American Epilepsy Society (AES) 2025 Annual Meeting, Poster #2.498.

RAP-219 was generally well tolerated TEAEs: 79% were mild, 10% discontinuation rate TEAE – treatment emergent adverse event during treatment period; ECG – electrocardiogram. Safety Population (N=30) Any TEAE, n (%) 25 (83.3%) TEAE leading to study drug discontinuation 3 (10.0%) Grade 1 TEAE - Mild 15 (50.0%) Grade 2 TEAE - Moderate 10 (33.3%) Grade ≥3 TEAE - Severe 0 TEAEs reported in ≥10% of patients, n (%) Dizziness 8 (26.7%) Headache 5 (16.7%) Fatigue 4 (13.3%) Fall 3 (10.0%) Nausea 3 (10.0%) Somnolence 3 (10.0%) TEAE Summary 25 patients reported a total of 65 TEAEs 78.5% were mild, 21.5% were moderate No serious adverse events or clinically significant laboratory, vital signs, or ECG abnormalities 3 (10%) patients discontinued RAP-219 due to TEAEs Grade 1 worsening of preexisting memory impairment Grade 1 panic attack Grade 2 worsening of preexisting anxiety 23

Emerging best-in-class profile potential for RAP-219 in FOS, with commercial opportunity with >$2 billion in US, if approved

Potential for Best-in-Class Efficacy

Phase 2a results demonstrated statistically significant reductions in long episodes and clinical seizures

Generally Well Tolerated

All TEAEs were mild or moderate

10% discontinuation rate

Ease of Use

Once daily dosing, rational polypharmacy potential, low risk of drug-drug interactions (DDIs), and long half-life

Long-Acting Injectable (LAI)

Developing first ever LAI for epilepsy patients, providing IP extension leading to potential commercial upside

Strong interest from both epileptologists and neurologists[a]

- Highly favorable HCP reception to RAP-219 profile
- The magnitude of seizure reduction (78%) and seizure freedom at 8 weeks (24%) repeatedly cited as meaningful and key differentiators
- Stated desire for early-line use

"This is very good; seizure reduction at week eight is 78%, which is very encouraging. Looking in a little more detail, greater than 75% seizure reduction at week eight was achieved in 56% of patients, that is encouraging."

– US epileptologist

[a]Data on file at Rapport (market research of >100 epileptologists and neurologists)

24

Phase 2a data support advancement into Phase 3 FOS registrational trials Topline results reported September 2025; additional analyses presented at Annual Epilepsy Society (AES) meeting Successfully completed end-of-Phase 2 (EOP2) FDA meeting in December 2025 Initiated open-label, long-term safety trial Initiating Phase 3 FOS program in 2Q 2026 Two global, multi-center, placebo-controlled clinical trials Traditional clinical seizure primary endpoint, measured by seizure diary Community enthusiasm provides tailwinds for trial Strength of Phase 2a data Novel mechanism Ease-of-use and no reported DDI Progressing registrational/NDA-enabling activities 25

RAP-219 Phase 3 clinical trials in FOS


8-week Pre-treatment Period
14-week Treatment Period[1]
8-week Post-treatment Period
8-week Prospective Baseline
1:1:1 Randomization
RAP-219-FOS-301 – 1.25mg and 0.75 mg
RAP-219-FOS-302 – 0.75mg and 0.25 mg
Placebo
RAP-219 Follow-up
Start of Baseline
Start of Treatment
End of Treatment
End of Trial

Population

- Drug-resistant FOS
- N = ~320 in each trial

Dosing Levels, Duration of Treatment and Follow-up

- Evaluating 3 doses, representing RO from 50-85%
- 12-week maintenance treatment period following titration
- 8-week follow-up period (or rollover to open-label extension)

Open-label Extension (OLE)

- Patients enrolling in OLE long-term safety trial will stay on drug and not enter follow-up

Primary Endpoint (US-FDA)

- Percent change from baseline in clinical seizure frequency as measured by clinical seizure diaries, RAP-219 vs placebo

Key Secondary Endpoints

- Responder rate, RAP-219 vs placebo (≥50% reduction in seizures from baseline) (EMA primary endpoint)
- Longest seizure-free period, RAP-219 vs placebo

Safety Monitoring

- TEAEs collected from consent to last visit

[1] maintenance treatment follows titration period of up to 8 days

26

Expanding RAP-219 into Primary Generalized Tonic-Clonic Seizures (PGTCS) 27

Opportunity for highly differentiated PGTCS treatment

Today's Standard of Care

Few treatment options with limited efficacy: ~6 drugs approved for PGTCS; 30-40% drug-resistance

Potential for SAEs: liver failure, SJS, DRESS, QT prolongation

Mortality risk: uncontrolled PGTCS increase SUDEP risk



3.0M
U.S. Epilepsy Prevalence
(ages 18+)
25-35%
~0.8 Patients with PGTCS
~30-40%
Drug-resistant
~$7B market

Potential for RAP-219

Robust clinical data in FOS: 78% clinical seizure reduction

Generally well tolerated: with 10% discontinuation rate

Easy to administer: with once daily dosing; low risk of drug-drug interactions

Long half-life and potential long-acting injectable: may reduce breakthrough seizure risk

Planning single, multi-center, placebo-controlled Phase 3 registrational trial

SJS - Stevens-Johnsons Syndrome; SUDEP - Sudden Unexpected Death in Epilepsy (SUDEP)

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RAP-219 Life Cycle Extension through Long-acting Injectable 29

Optimized LAI Formulation I think that it will be used, and if it works like the [RAP-219 target product profile] says, that's going to be a great advance for patients with epilepsy.” – US Neurologista “ RAP-219 properties are ideal for LAI formulation Candidate formulation achieved all phase-appropriate TPP attributes LAI provisional patent filed RAP-219 LAI Formulation in Development for Once-Monthly Subcutaneous Administration IND-enabling activities to start in Q1 2026 to enable Phase 1 clinical trial in healthy volunteers Factors Driving Long-Acting Injectable Suitability Low Clearance (8-14d half-life) Low Dose (IC50 ~ 100 pM) Low Solubility (BCS Class I) aData on file at Rapport (market research of >100 epileptologists and neurologists)

RAP-219 long-acting injectable (LAI) is an important lifecycle management opportunity Potential to transform epilepsy standard of care and offer new option for bipolar mania patients Improved adherence could facilitate greater protection against breakthrough seizures and prevention of bipolar mood relapse Potential for at-home administration and reduced pill burden Lifecycle opportunity for RAP-219; expected to extend exclusivity into late 2040s LAIs have strong track record in neuropsychiatry with history of multi-blockbuster success Potential to develop multiple generations of LAI products with varying administration frequency Franchise Benefits Clinical Benefits

RAP-219 in Bipolar Mania 32

Inflated self-esteem or grandiosity Bipolar mania is characterized by episodes involving marked mood changes and increased energy Common Manic Episode Symptoms A single weeklong manic episode—or one requiring hospitalization—meets diagnostic criteria; disorder is considered lifelong, with most patients experiencing multiple episodes throughout life Bipolar disorder confers a high lifetime suicide risk of 10-20%; 5 times greater in males Patients also have higher risk of premature mortality as they are prone to coronary heart disease, chronic obstructive pulmonary disease, diabetes mellitus, and influenza or pneumonia Inflated self-esteem or grandiosity Decrease need for sleep More talkative Flight of ideas or racing thoughts Distractibility Increase in goal-directed actions Excessive involvement in risk taking activities 33

Bipolar mania is a common psychiatric disease with significant need for well-tolerated, effective treatments


~7.2 M U.S.
Bipolar Prevalence[a]
(ages 18+)

~2.9M
Diagnosed Patients[b]

~1.5M
Bipolar Mania Patients
~$40B market

Limitations of Standard of Care

Tolerability issues: metabolic and neurological side effects including weight gain and cognitive impairment often lead to early discontinuation of medication

Limited efficacy: need for drugs with placebo-adjusted ≥6 YMRS reduction

Potential for serious adverse events: antipsychotics associated with extensive warnings and precautions—boxed and non-boxed—and confer risk of drug-drug interactions

Low adherence: medication intolerance leads to poor compliance with medication and high risk of relapse

~50% of bipolar patients are treated with ASMs in combination with lithium at first-line or used second-line[c]

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[a]https://www.nimh.nih.gov/health/statistics/bipolar-disorder. [b]Internal market research (Trinity, 2023). [c]https://pmc.ncbi.nlm.nih.gov/articles/PMC12404890/

34

RAP-219 circuit-selective approach to bipolar mania

Targets glutamatergic hyperactivity in cortico-limbic networks

Increased Cerebral Metabolism in Manic Patients Relative to Healthy Controls



Anterior Cingulate (BA 24/25)
Subgenual Prefrontal (BA 25)
Hippocampal Complex

- Bipolar mania is characterized by **increased glutamate levels and hypermetabolism** in cortico-limbic networks[a]
- Glutamate signaling is primarily **mediated by AMPA receptors**, which accounts for most fast excitatory transmission in the brain[b]
- Lithium, valproate, and lamotrigine - **approved therapies for bipolar** - act in part by attenuating glutamatergic transmission, including reducing glutamate release and downregulating AMPA receptor function[c]
- **RAP-219 selectively modulates TARPγ8-dependent AMPA receptor activity**, potentially reducing excitatory glutamatergic drive in limbic neuronal populations that correspond to manic network hyperactivity rapport™ therapeutics

[a]J.O. Brooks III et al. / Psychiatry Research: Neuroimaging 181 (2010) 136–140; Yüksel, C., & Öngür, D. (2010). Magnetic resonance spectroscopy studies of glutamate-related abnormalities in mood disorders. Biological Psychiatry, 68(9), 785–794. [b]Traynelis et al., Pharmacol Rev 2010; [v]Du J et al., J Neurosci 2008; Lee CY, Fu WM, Chen CC, Su MJ, Liou HH. Lamotrigine inhibits postsynaptic AMPA receptor and glutamate release in the dentate gyrus. Epilepsia. 2008 May;49(5):888-97.

35

Phase 2 proof-of-concept trial in bipolar mania


1 Week
3 Weeks
8 Weeks
Up to 7 Day*
Screening Period
(*may be extended with MM approval)
21 Day Treatment Period
RAP-219 or Placebo
56 Day Safety Follow up Period
Weekly Following Last Dose
Day -7 to Day -1
1
Day 1 to Day 22
22
Day 22 to Day 77
Start of Treatment
End of Treatment
Discharge[a]
End of Study

Key Entry Criteria

- Meets the Diagnostic and Statistical Manual of Mental Disorders, Fifth Edition (DSM-5) diagnosis of bipolar I disorder, with or without mixed features, with or without psychotic symptoms, as confirmed by the Structured Clinical Interview for DSM-5, Clinical Trials Version (SCID-5-CT)
- At least one prior documented manic episode (with or without psychotic symptoms) that required treatment, within 5 years prior to Visit 1

Key Endpoints

- Change from baseline to Week 3 in Young Mania Rating Scale (YMRS) total score
- Change from baseline to Week 1 in YMRS total score
- Change from baseline to Week 3 in Clinical Global Impressions–Bipolar Version (CGI-BP) Severity of Illness-Mania score

Dose Regimen: Participants randomized 1:1:2 to RAP-219 with 2-day titration, RAP-219 with 4-day titration, or placebo

- 0.25mg x 1 day, 0.5mg x 1 day, 0.75mg x 19 days
- 0.25mg x 2 days, 0.5mg x 2 days, 0.75mg x 17 days

rapport™ therapeutics

NCT07046494; [a]If a participant does not meet all discharge criteria; the Investigator may reassess at their discretion for up to 1 week following the last dose or may transfer the participant to an appropriate care center in accordance with standard of care.

36

α6β4 in Chronic Pain and Migraine 37

α6-containing nicotinic receptors: the nAChR target mediating analgesia in rodents Sci Transl Med 7(287):287ra72 CCI: chronic constriction injury, CFA: complete Freund’s adjuvant Nicotine and other non-selective nicotinic receptor agonists robustly reduced allodynia in preclinical pain models In α6-knockout (KO) mice, nicotine failed to produce analgesia peripheral nerve injury (CCI) in inflammatory pain (CFA) models In α4-knockout (KO) mice, nicotine analgesia is preserved α6 is the Key nAChR Subunit Mediating Nicotine-driven Analgesia Nicotine-induced anti-allodynia (%)

α6-containing nicotinic receptors: a precision non-opiate non-CNS target for pain relief α4β2 α6* Peripheral nerve injury model Migraine model CCI: chronic constriction injury, CFA: complete Freund’s adjuvant, PWT: paw withdrawal threshold, MMA: medial meningeal artery, NTG: nitroglycerine ABT-594 - Efficacious ABT-894 - Inactive Preclinical and Clinical Evidence Uncovered α6 as Critical Nicotinic Receptor Subunit Governing Pain Rapport Selective α6 Agonists Exhibited Robust Activity in Preclinical Pain Models

Market Opportunity & Milestones 40

Growing epilepsy and neurological disorder franchise (U.S.)

Epilepsy


3.0M
U.S. Epilepsy Patients
(ages 18+)

60%
1.8M Focal Onset Seizure Patients

30-40%
Drug-resistant
~$15B market

25-35%
~0.8M
Patients with PGTCS

~30-40%
Drug-resistant
~$7B market

Bipolar


~7.2M
U.S. Bipolar Prevalence
(ages 18+)

~2.9M
Diagnosed Patients

~1.5M
Bipolar Mania Patients
~$40B market

Long-acting injectable: *durable revenue across indications; extends exclusivity into late 2040s*

rapport™ therapeutics

41

Additional catalysts: α6β4 Phase 1 trial initiation Multiple anticipated catalysts over next 24 months Cash balance of $513M (as of 9/30/25) supports Rapport into 2H 2029 2027 2026 2025 2Q 2026 RAP-219 FOS Phase 2a 8-week follow-up results 2Q 2026 1H 2027 RAP-219 bipolar mania Phase 2 topline results 2H 2026 RAP-219 FOS open label extension interim results 2027 RAP-219 long-acting injectable Phase 1 topline results (PK) RAP-219 FOS Phase 3 program initiation 42 RAP-219 Epilepsy Portfolio RAP-219 Bipolar Program RAP-219 FOS open-label long-term safety trial initiated RAP-219 Phase 2a FOS trial topline data announced RAP-219 end-of-Phase 2 FDA meeting complete RAP-219 NDA-enabling activities underway RAP-219 Phase 2 bipolar mania trial initiated 1H 2027 RAP-219 PGTCS Phase 3 trial initiation 1Q 2026 RAP-219 long-acting injectable IND-enabling activities begin

Appendix

RAP-219 possesses potentially optimal drug properties for an ASM

Potency at TARPγ8	✓	IC_{50} ~ 100 pM
Selectivity vs. other TARPs, NMDAR	✓	>4,000X target affinity
Selectivity vs. CEREP and kinase panels	✓	>10,000X target affinity
PK	✓	Orally bioavailable | %F = 80-100
Brain penetration	✓	Brain/plasma ~70%
DDI/CYP inhibition/CYP induction	✓	>10,000 X target affinity. Not CYP substrate
Solubility/permeability	✓	BCS Class I
Target receptor occupancy	✓	50% RO at <50 µg/kg oral dose in rodent
Preclinical safety	✓	NOAEL in top dose of IND enabling studies
Non-sedating	✓	No effects at exposures 1000X EC_{50}

rapport™ therapeutics

NMDAR: N-methyl-D-aspartate receptor; DDI: drug-drug interactions; BCS: Biopharmaceutics Classification System; NOAEL: No Observed Adverse Effect Level.

44

Well-established relationship between long episode and clinical seizure responder rates A Skarpaas et al., Epilepsy & Behavior 83 (2018); b Quraishi et al., Epilepsia 61 (2020); c Gammaitoni et al, American Epilepsy Society (AES) 2024 Annual Meeting, Poster #1.494. Skarpaas (2018)a: significant correlation exists between reduction in long episodes and clinical seizure frequency Quraishi (2020)b: ASMs resulting in a ≥ 20% decrease in long episodes were clinical efficacious (≥ 50% reduction in seizures) Gammaitoni (2024)c: ASMs resulting in a ≥ 30% reduction in LEs were associated with a ≥ 50% reduction in clinical seizures N=45 from three highly effective ASMs ASMs initiated: CLB (n=15), LEV (n=4), LCM (n=26) 45

RNS measures and stores episode starts and long episodes in real time, all the time EEG RNS Progression of epileptiform activity to clinical seizures Seizure Diary Clinical Seizures Electrographic Seizures Increased amplitude, spread, and persist Epileptiform discharges Clinical Seizures Long Episodes / Electrographic Seizures Episode Starts 46

Use of RAPs enables targeting of diverse nicotinic receptors Neuronal α7 α4β2 α6β2β3 α4β2α5 Muscle α1β1δε Adapted from Matta et al., Science 373 (2021) Sensory α6β4 receptor expressed selectively in sensory neurons position it as a precision non-opiate non-CNS target for pain and migraine Auditory/Vestibular α9α10 receptor expressed selectively in auditory and vestibular and hair cells position it as a precision target for hearing and vestibular disorders